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


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------



                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: March 3, 1999



                      WORDWIDE ENTERTAINMENT & SPORTS CORP.
               (Exact name of Registrant as specified in charter)

          Delaware                 000-21585                   22-3393152
         (State or other      (Commission File No.)          (IRS Employer
         jurisdiction of                                   Identification
         incorporation)                                         Number)

               29 Northfield Avenue, West Orange, New Jersey 07052 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (973) 325-3244

Item 5.   Other Events


        On February 3, 1999, Worldwide Entertainment & Sports Corp. (the "Company") closed on the sale of 4,333,333 shares (the "Shares") of its common stock through a public offering of such Shares pusuant to a Prospectus dated December 10, 1998. The purchase price per share was $1.50. The sale of the Shares generated net proceeds, after deduction of underwiting discounts and offering expenses, of approximately $5,425,000. Attached as exhibits to this Report are an unaudited balance sheet of the Company as of December 31, 1998, as adjusted to give pro forma effect to the sale of the Shares by the Company and the receipt of the net proceeds therefrom, and an unaudited statement of operations for the Company's three month period ended December 31, 1998.



Item 7. Financial Statements. Pro Forma Financial Information and Exhibits

        Consolidated Balance Sheet as of December 31, 1998, and as adjusted to give pro forma effect to the sale of 4,333,333 shares of Common Stock

        Consolidated Statement of Operations for the three months ended December 31, 1998


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     WORLDWIDE ENTERTAINMENT & SPORTS CORP.
                                     (registrant)

                                       By:  /s/ Marc Roberts
                                          ------------------
                                            Marc Roberts
                                            President and
                                            Chief Executive Officer

Dated: March 3, 1999





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



                     WORLDWIDE ENTERTAINMENT & SPORTS CORP.
                  CONDENSED INTERIM CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998
                                   (Unaudited)

                                     ASSETS





CURRENT ASSETS                               December 31, 1998    Adjustments    December 31, 1998
                                             -----------------    -----------    -----------------
                                                                                     Pro Forma(1)

Cash and certificates of deposit                      $115,160     $5,425,000           $5,540,160
Accounts receivable, net of allowance for              374,378                             374,378
  doubtful accounts of $195,908
Due from athletes and other related parties, net       384,658                             384,658
  of reserve of $246,759
Inventory of memorablila                               226,207                             226,207
                                                    ----------------------------------------------
Prepaid expenses and other current assets              303,799                             303,799
                                                    ----------------------------------------------
                  Total Current Assets              $1,404,202     $5,425,000           $6,829,202
                                                    ----------------------------------------------

PROPERTY AND EQUIPMENT - AT COST                       $60,148                             $60,148
 Less accumulated depreciation

 OTHER ASSETS                                            1,000                               1,000

                                                    ----------------------------------------------
                                                    $1,465,350     $5,425,000           $6,890,350
                                                    ==============================================



--------

   (1) Adjusted to give pro forma effect to the sale by the Company of 4,333,333 shares of common stock and the receipt of net cash proceeds of $5,425,000.

                            WORLDWIDE ENTERTAINMENT & SPORTS CORP.
                         CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS
                                      DECEMBER 31, 1998
                                         (Unaudited)

                                         LIABILITIES



CURRENT LIABILITIES                      December 31, 1998       Adjustments    December 31, 1998
                                         -----------------       -----------    -----------------
                                                                                   Pro Forma(2)
Accounts payable                                  $269,341                               $269,341
Accrued expenses                                   497,159                                497,159
Escrow funds and amounts due boxers                 79,005                                 79,005
Loans payable                                      203,484                                202,484
Income taxes payable                                   600                                    600
                                                -------------------------------------------------
                         Total Current          $1,049,589                             $1,049,580
Liabilities

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value;                       73,372              43,333            116,705
  authorized 20,000,000 shares;
  7,337,197 shares issued, 11,670,530
  pro forma issued
Additional paid-in capital                      10,139,825           5,381,667         15,521,492
Accumulated deficit                             (9,785,086)                            (9,785,086)
Demand note receivable on private                  (12,350)                               (12,350)
  issuance of Common Stock                      -------------------------------------------------
                                                   415,761          $5,425,000          5,840,761
                                                -------------------------------------------------
                                                $1,465,350          $5,425,000          6,890,350
                                                =================================================



--------

   (2) Adjusted to give pro forma effect to the sale by the Company of 4,333,333 shares of common stock and the receipt of net cash proceeds of $5,425,000.

                     WORLDWIDE ENTERTAINMENT & SPORTS CORP.
             CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


                     Three Months Ended December 31, 1998
                     ------------------------------------


Purse income                  $     (13,489)
Merchandise revenues                  49,604
Endorsement and marketing            142,916
   fees
Ticket revenues                       61,526
Agency fees                          (1,500)
                                ------------
                                     239,057
                                ------------
Cost of Products sold                 62,383

Training and related expenses        148,584
Promotion and other operating
  expenses                         1,229,078
                                ------------
                                   1,440,045
                                ------------
Loss from operations              (1,200,988)
                                ------------
Other income and (expenses):
Interest and dividend income           2,786
Other                                 (1,128)
                                ------------
                                       1,657
                                ------------
Loss before income taxes          (1,199,331)
Income taxes                             463
                                ------------
NET LOSS                       $  (1,199,794)
                                ============
